UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006

Champps Entertainment, Inc.

(Exact name of Registrant as specified in charter)

Delaware	000-22639	04-3370491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10375 Park Meadows Drive, Suite 560, Littleton, CO 80124

(Address of Principal Executive Offices) (Zip Code)

(303) 804-1333

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 14, 2006, Champps Operating Corporation, as Borrower, a wholly owned subsidiary of Champps Entertainment, Inc., entered into a Third Amendment to Credit Agreement (the “Third Amendment”), dated as of March 16, 2004, and as first amended on November 29, 2005 and second amended on June 13, 2006, with LaSalle Bank, National Association, as Administrative Agent and a Syndication Party (the “Credit Agreement”). The Third Amendment extended the maximum expiry date of any Letter of Credit to 150 days beyond the 3-Year Maturity Date (March 16, 2007). Previously, the Second Amendment to the Credit Agreement provided that the expiry date of any Letter of Credit had to be no later than 120 days beyond the 3-Year Maturity Date. The Third Amendment provides flexibility for the issuance of Letters of Credit over a longer term without expiration. For any draws under a letter of credit issued with an expiry date beyond the 3-Year Maturity Date, Champps Operating Corporation agrees to reimburse the Letter of Credit Bank no later than the banking day following receipt of notice of such draw.

The foregoing is qualified in its entirety by reference to the Third Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the Credit Agreement, a copy of which is attached as Exhibit 10.1 to the Quarterly Report on Form 10-Q of Champps Entertainment, Inc. for the quarter ended March 28, 2004, filed with the Securities and Exchange Commission on April 29, 2004. All terms not otherwise defined herein shall have the meanings given such terms in the Third Amendment and the Credit Agreement. As of August 16, 2006, no borrowings were outstanding under the Credit Agreement and $3,231,000 of letters of credit had been placed under the Credit Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K.

10.1	Third Amendment to Credit Agreement dated as of August 14, 2006, by and between LaSalle Bank, National Association, as Administrative Agent and Syndication Party, and Champps Operating Corporation, as Borrower.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2006	Champps Entertainment, Inc.
(Registrant)

	By:	/s/ David D. Womack
		Name:	David D. Womack
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Amendment to Credit Agreement dated as of August 14, 2006, by and between LaSalle Bank, National Association, as Administrative Agent and Syndication Party, and Champps Operating Corporation, as Borrower.